1
Cytomegalovirus in the Transplant Setting and Beyond:
Cytomegalovirus in the Transplant Setting and Beyond:
Disease Today; Prevention Tomorrow
Disease Today; Prevention Tomorrow
Wednesday, October 25, 2006
Wednesday, October 25, 2006
Hotel Intercontinental (The Barclay), New York City
Hotel Intercontinental (The Barclay), New York City
Exhibit 99.1

2 Dynamics of the CMV Transplant Market Vincent Milano ViroPharma Incorporated C C N N O OH HO HO HN CH 3 H 3 C

3
This presentation contains certain forward-looking
statements that involve risks and uncertainties.  Actual
results and events may differ significantly from results
and events discussed in forward-looking statements.
Factors that might cause or contribute to such
differences include, but are not limited to, those
discussed in “Risk Factors” in our Form 10-Q for the
periods ended March 31, 2006 and June 30, 2006 filed
with the Securities and Exchange Commission

Maribavir
• $400 to $500M WW peak year product potential
• Worldwide rights, excluding Japan
• Expect to file NDA in 2009
• ‘Composition of Matter’ patent expires 2015
– Opportunity for Hatch-Waxman patent term extension
• Highly concentrated market of ‘target physicians’
• Evident medical need with potential for changing paradigm:
– More usage above current methodologies
– Additional usage in transplant past 100-days post-transplant

1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

$0
$50,000,000
$100,000,000
$150,000,000
$200,000,000
$250,000,000
$300,000,000
$350,000,000
Strong Market Performance by Current
CMV Therapeutics
Val/Ganciclovir sales in CMV are >$300M per year, despite ‘Black Box’ toxicities

Number of U.S. Transplants
Increases by Over 3 Percent Per Year
Why? Trends in transplantation impact CMV treatment paradigms:
ESTIMATED USA
TRANSPLANTS
(2005)
ESTIMATED USA
TRANSPLANTS
(2004)
GROWTH
SCT/BMT 17,700 17,500 1.1%
SOT LIVER 6,445 6,129 5.2%
SOT KIDNEY
16,477 16,002 3.0%
SOT HEART
2,127 2,016 5.5%
SOT OTHER
3,223 2,848 13.2%
• More aggressive immunosuppressant regimens: alemtuzumab, tacrolimus
• BMT studied for diseases not traditionally treated with transplant: Solid tumors, autoimmune disorder.
• Diabetes (most common cause of ESRD*), expected to surpass all other causes
(combined) of ESRD incidence in 2006, and prevalence in 2018
• Demand for liver transplants (HCV)
• Increased education = Increased organ supply
• More elderly donors = lesser organ quality = Increased CMV prophylaxis
Source: IBMTR, OPTN estimates
*End Stage Renal Disease

Transplant Represents a Highly
Concentrated Market
• 255 transplant centers in the US operate one or more organ transplant programs:
• The top 100 centers cover 75 percent of the procedures
• 119 centers (most overlapping SOT centers) provide SCT
• The number of centers operating in Europe is similar with a high concentration of programs (620 total) in the top hospitals
0
50
100
150
200
250
300
Heart-
Lungs
Intestine Liver Pancreas Heart Kidney Lung Pancreas
Islet Cell
US Transplant Programs
Unos March 05

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Transplant: An “Innovator” Market
Rapid Uptake
Immunosupressants – IMS Sales 1992 to 2004
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
$40,000,000
$45,000,000
$0
$100,000,000
$200,000,000
$300,000,000
$400,000,000
$500,000,000
$600,000,000
$700,000,000
CYCLOSPORINE-EON
CYCLOSPORINE-PLI
CYCLOSPORINE-ATX
CYCLOSPORINE-RKG
ORTHOCLONE OKT-3 -OBD
SIMULECT-NVR
ZENAPAX-ROC
PROGRAF -FUW
RAPAMUNE-WYE
Rapid
Market Uptake
for
Branded
On
secondary
axis
(RIGHT)

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Fast Adoption Patterns in the
Transplant World
CMV Agents – IMS Sales
$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
$16,000,000
$18,000,000
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
$140,000,000
$160,000,000
FOSCAVIR
GANCICLOVIR
CYTOVENE
VALCYTEC
Foscavir
Generic - oral
Branded - oral
Valganciclovir
On
primary
axis
(LEFT)
On
secondary
axis
(RIGHT)

• Allogeneic SCT is of highest risk for CMV disease
• <25 percent of SCT centers practice prophylaxis, 75 percent pre-emptive
• Market research suggests that most physicians would switch from pre-
emptive to prophylaxis with proven, equally effective, less toxic agent
• Most of the centers that continued pre-emptive protocols would switch to equally effective, less toxic agent
• Most physicians indicate interest in longer treatment duration with maribavir than with current standard of care (i.e. >100 days), both in pre-emptive and in prophylaxis to avoid late recurrence of CMV
Allogeneic Stem Cell Transplant

• Current CMV antivirals: oral / IV ganciclovir, oral valganciclovir, IV foscarnet, and IV cidofovir.
• Most US centers use prophylaxis (75 percent) over pre-emptive for
SOT patients
• The main concern with ganciclovir prophylaxis is that CMV infection may only be delayed or GCV resistance may develop in patients
• Market research indicates that:
– Most physicians would switch to a safer drug in prophylaxis
– In pre-emptive, 40 percent would switch
– 25 percent would add maribavir to treatment as maintenance therapy post pre-emptive
– Note: comments made by SOT physicians after seeing data only on SCT and no data on pre-emptive)
Solid Organ Transplant
Razonable 2005; Hebart 2004; Seehofer 2005; Varon 2004

Therapeutic Strategies for the
Management of CMV
Universal
Prophylaxis
Same prophylaxis
regimen
administered to
all patients
regardless of risk
Targeted
Prophylaxis
Administered to
high-risk patients
for a defined
period of time
Pre-emptive
Treatment
Administered to
patients with
evidence of CMV
replication or
recipients with
anticipated CMV
disease due to ALA*
therapy
Deferred
Treatment
Treatment
initiated after
presentation
of CMV
symptoms
Prophylaxis Definitive Treatment
*ALA: Antilymphocyte antibodies

A meta-analysis to assess the efficacy of universal prophylaxis and pre-
emptive approaches in prevention of CMV disease and other
complications in SOT recipients
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
CMV Organ
Disease
Allograft
Rejection
Rate
Death
Universal
Prophylaxis
Pre-emptive
Therapy
Universal Prophylaxis vs.
Pre-emptive Therapy
ViroPharma Incorporated, ICAAC 2006
Kalil AC, Levitsky J, Lyden
E, et al. Ann Intern Med. 2005;143:870-880.
• Compared with placebo or
no treatment, both strategies
reduced CMV organ disease
• Both strategies reduced the
rate of allograft rejection
• However, only universal
prophylaxis significantly
reduced the rate of death

• CMV retinitis in HIV patients:
– Approx 85,000 at-risk patients with CD4 counts below 50 cells/mm
3
– Up to 30,000 HIV/AIDS patients develop CMV retinitis each year
• CMV disease in neonates:
– ~6,000 symptomatic at birth
– Children born with high viral load
• Oncology:
– ~3,000 patients at increased risk of CMV disease due to chemo treatment
– Patients on post-treatment maintenance against CMV
Other Populations at High Risk of
CMV Disease

15 Maribavir Colin Broom, MD ViroPharma Incorporated C C N N O OH HO HO HN CH3 H3C

16 Maribavir for Prophylaxis Against Cytomegalovirus in Recipients of Allogeneic Stem Cell Transplants Preliminary Results of a Phase 2 study C C N N O OH HO HO HN CH3 H3C

Maribavir
Preclinical Data
• Chemical class: Benzimidazole
• Orally bioavailable
• Mechanism:
Inhibit UL97 viral protein kinase
– Inhibit viral encapsidation
– Inhibit nuclear egress of viral particles
• Unlike other anti-CMV agents, maribavir does not affect the UL54 CMV
DNA polymerase
• Maribavir has in vitro activity against strains of CMV resistant to other anti-CMV agents
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Phase 2 Study Design
• Randomized, double-blind, placebo-controlled, dose-ranging study
• Adult CMV-seropositive recipients of allogeneic SCT
• After transplant engraftment, subjects randomized to receive oral placebo or maribavir at doses of:
– 100 mg BID;  400 mg QD;  400 mg BID
• Duration of dosing: up to 12 weeks
• CMV surveillance weekly:
– CMV pp65 antigenemia; and
– Plasma CMV DNA PCR

Phase 2 Study Design
Engraftment
(14-30 days)
Screening
(No CMV detected)
CMV +
Study Drug Administration
(Maximum 12 weeks)
Study Drug
Study Drug
Follow-Up
Wk
1
Wk
4
Wk
8
Pre-emptive Rx*
* Management of CMV infection or
disease as per standard practice
at the transplant center.
SCT
Randomization
to Maribavir or
Placebo

Baseline Characteristics
Intent-to-treat (ITT) Population
SCT Type:
30% 39% 21% 29% Non-myeloablative
70% 61% 79% 71% Myeloablative
61%
46
28
100 mg BID
64%
48
28
400 mg QD
37%
51
27
400 mg BID
54% Gender (% male)
43 Age (y) Median
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N
Placebo

Phase 2 CMV Infection or Disease
Within 100 Days Post-transplant, ITT
15% 19%
15%*
39% pp65 Ag
15%*
30%
15%*
57%
Initiation of anti-CMV
treatment
**includes follow up period
0 0 0 11% CMV Disease**
26 27 27 28
Evaluable
†
CMV infection as assessed by:
7%*
28
100 mg BID
11%*
28
400 mg QD
19%*
27
400 mg BID
46% DNA PCR
28
N
Placebo
†
Evaluable population excludes subjects who received <7 days of study drug because of withdrawal from study or death and had no virology results after start of study drug.
* P-value 0.05 versus placebo

Phase 2 Tolerability
The tolerability profile of maribavir was very favorable in this complex patient population:
• Most AEs occurred at similar rates in maribavir and placebo groups
• Consistent with prior clinical studies, the most notable adverse events were taste disturbance and nausea (generally mild to moderate)
• In contrast to a prior Phase 1 study in HIV-infected subjects, skin rash did not appear to be associated with maribavir administration
• No adverse impact on ECG or laboratory findings; in particular, no adverse impact on neutrophil count or other hematologic parameters

Maribavir: Phase 2 Study
Conclusions
• Including the follow up period, there were no cases of CMV disease in any maribavir group, compared to 11 percent of
patients in the placebo (preemptive therapy only) group;
• Maribavir prophylaxis reduced the rate of CMV infection
compared to the placebo (preemptive therapy only) group;
• Tolerability profile very favorable in this complex patient population;
• Strong results at lowest (100mg BID) dose

• Randomized, double-blind, placebo-controlled, multicenter pivotal Phase 3 study in 500 allogeneic SCT patients
• 2:1 randomization ratio.
– Patients will receive maribavir 100 mg BID or placebo for up to 12 weeks.
• Enrolled subjects will undergo testing for CMV infection at least weekly.
– Weekly testing: pp65 antigenemia and PCR
– If CMV infection detected, patient will be switched to current standard of care
• Primary efficacy endpoint: incidence of CMV disease w/in 180 days of SCT
– Predicted to be approximately 10 percent in the placebo arm
• Key secondary endpoints include incidence of initiation of preemptive anti-
CMV therapy, incidence of GvHD, mortality, CMV disease-free survival.
– These will play an important part in assessing the clinical benefit of maribavir.
Maribavir
Phase 3 Study in SCT

Maribavir
2007
• Phase 3 in SCT (initiated 3Q ‘06)
• Phase 3 in SOT (liver)
• Phase 2(s) in further SOT populations
• Phase 2 pre-emptive treatment in SCT
• Phase 1 studies to supplement clin pharm package
– Including co-administration of tacrolimus,
omeprazole, rifampin
What studies are expected to be ongoing during 2007?

26 Other Populations at Increased Risk of CMV Disease C C N N O OH HO HO HN CH 3 H 3 C

• HIV patients in the world: 36.3 million adults and 2.3 million children
– Approximately 30% have AIDS
• Number of U.S. patients with AIDS: 415,000 (CDC), growing at 4 percent/year
• At risk of CMV disease if CD4 count <50 cells/mm3 (17-20 percent of patients)
• 19-25 percent of people with CMV retinitis in the HAART era still relapsed
• Incidence of CMV retinitis among AIDS patients in U.S. ranges from 0.07 percent  to over 20 percent*
• Percent HIV patients with CMV retinitis 1 percent (in pts have CD4 count
<100, CMV retinitis cases = 10 percent)
CMV Retinitis in HIV Patients
*Casado, 1999; Doan, 1999; Jalali, 2000; Kempen, 2003; Kupperman,1993; Mahadevia, 2004; Moorman, 1999

• The average duration of a CMV retinitis episode/treatment: 6 months
• IV ganciclovir, foscarnet, and cidofovir all shown to improve CMV retinitis
– Ganciclovir and foscarnet can also be given as intravitreal implants
• ~25 to 35 percent of patients on ganciclovir have resistant CMV strains by 9
mo. of therapy; similar rates reported for foscarnet and cidofovir
• Market is already primed for prophylaxis against CMV retinitis:
– Most physicians do not use indiscriminately (drug toxicity, cost, pill burden)
– Secondary prophylaxis is routinely indicated despite toxicities (unless there are medical contraindications) because risk of new CMV disease is much greater once retinitis has occurred
• High risk CMV patients have CD4 count <50 cells/mm
3
; also AIDS patients at
risk of developing CMV retinitis
CMV Retinitis in HIV Patients
Today’s Treatment Paradigm
Moorman, 1999; Jabs, 2005; Doan, 1999; Skiest, 2001
Mahadevia, 2004; Dunn, 2003

The Neonatal CMV Market
10% to 30% have hearing loss
and other disabilities
85% to 90% have disabilities
90% of babies have no signs or
symptoms (“silently infected’)
10% of babies have signs and
symptoms of CMV disease at birth
1% infants have symptoms or
signs at birth or have long term
disabilities
experience a primary infection
experience a recurrent maternal
infection that produces a
congenitally infected newborn
1% to 10%
0.1% to 1%
seronegative
seropositive
are CMV
are CMV
15% to 45%
55% to 85%
Pregnant Women in the US (4,000,000)
• Congenital CMV is a common cause of serious disabilities: Down syndrome, mental retardation, microcephaly, seizure disorders, deafness, neural tube defects, etc.
• Cost = $1.9B to the US healthcare system
40% of these produce a congenitally infected newborn
References:  Baylor College of Medicine, National CMV Disease Registry
http://www.bcm.edu/pediatrics/index.cfm?Realm=99991126&This_Template=q_unbornbabywithcmv< b>;
Porath, 1990

The Neonatal CMV Market
Today’s Treatment Paradigm
• Congenital CMV is now high priority at the CDC with the CMV
Congenital Prevention Workgroup
• Current treatment is with ganciclovir IV for 42 days
• Because of marrow and kidney toxicities, GCV is reserved to the most severe of symptomatic patients
• Highest risk of disease represents a pre-emptive market
– Symptomatic at or within 3 weeks of birth
– Perhaps patients with high viral load at birth

• Reported incidence of infection and disease in overall cancer population is
0.2-2 percent.
• Both incidence and prevalence during chemotherapy depend on the type of cancer and type of treatment
– Lymphomas: 9 to 22 percent CMV infections, 3 percent get CMV disease
– A significant number of alemtuzumab (Campath) patients reactivate
• Reactivation of CMV during chemotherapy occurs, and generally ranges from  0.02 percent to 10 percent in clinical trials in Europe and U.S.
– Some studies show reactivation rates as high as 67 percent
CMV in Oncology
Sung, 2002; Yoda, 2006; Souglakos, 2002; Laurenti, 2004

• Most oncology patients who develop a CMV infection or CMV
disease have blood cancers
(93,000 per year –
includes some
overlap with transplant patients
• Current treatment: 30 to 90 days Valganciclovir (treatment with
CAMPATH may lead to longer anti-CMV maintenance)
• Patients currently treated for CMV disease could be prescribed post-treatment maintenance with a non-toxic CMV agent for the duration of the chemotherapy
• Preliminary oncologist data indicates that future paradigm could include prophylaxis for patients on chemo that induces high rate of
CMV infection
CMV in Oncology
Today’s Treatment Paradigm
)

Conclusion
• Significant risk of CMV reactivation and disease in growing transplant population
• Unmet medical need for new, innovative, better tolerated anti-CMV agents for transplant patients
• Market responsive to innovative products
• Current therapies exceed $300M in WW sales despite ‘black
box’ warnings
• Other immunosuppressed populations could benefit from new, well tolerated products
• Maribavir to date displays the tolerability and anti-CMV activity suggestive of an important weapon in the arsenal against CMV infection and disease
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34 Thank You C C N N O OH HO HO HN CH 3 H 3 C